188 P-1 07/11

SUPPLEMENT DATED JULY 15, 2011

TO THE PROSPECTUS DATED JANUARY 1, 2011

OF

TEMPLETON CHINA WORLD FUND

The prospectus is amended as follows:

I. The "Annual Fund Operating Expenses" table on page 2 of the Fund Summary "Fees and Expenses of the Fund" section is revised as follows:

	Class A	Class B	Class C	Advisor Class
Management fees[1]	1.09%	1.09%	1.09%	1.09%
Distribution and service (12b-1) fees	0.30%[2]	0.99%	1.00%	None
Other expenses	0.47%	0.47%	0.47%	0.47%
Total annual Fund operating expenses[1]	1.86%	2.55%	2.56%	1.56%

1. Restated to reflect the decrease in the investment management fee effective May 1, 2011.

2. Class A distribution and service (12b-1) fees have been restated to reflect the maximum annual rate approved by the board of trustees for the current fiscal year. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the “Financial Highlights” due to the timing of accrual adjustments that are made during the Fund’s fiscal year.

II. The "Example" table on page 3 of the Fund Summary "Fees and Expenses of the Fund" section is revised as follows:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 753	$ 1,126	$ 1,523	$ 2,629
Class B	$ 658	$ 1,093	$ 1,555	$ 2,717
Class C	$ 359	$ 796	$ 1,360	$ 2,895
Advisor Class	$ 159	$ 493	$ 850	$ 1,856
If you do not sell your shares:
Class B	$ 258	$ 793	$ 1,355	$ 2,717
Class C	$ 259	$ 796	$ 1,360	$ 2,895

III. The "Portfolio Turnover" section on page 3 of the Fund Summary is revised as follows:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9.94% of the average value of its portfolio.

IV. The last paragraph of the Fund Summary “Performance”  section, beginning on page 7, is revised as follows:

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Please keep this supplement for future reference.